UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reports) December 22, 2005
EXPRESS SCRIPTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20199 (Commission File Number)	43-1420563 (IRS Employer Identification Number)

13900 Riverport Drive		63043
Maryland Heights, Missouri
(Address of principal executive offices)		(Zip Code)
(314) 770-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

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Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBITS
Financial Information

Item 9.01. Financial Statements and Exhibits.
Express Scripts, Inc. (“Express Scripts”) is filing this Current Report on Form 8-K/A in order to further amend its Current Report initially filed on October 14, 2005, which was amended in a Current Report filed on December 22, 2005. This report, as amended, was originally filed to provide historical financial statements of Priority Healthcare Corporation (“Priority”) and pro forma financial information as required under Item 9.
Following its acquisition by Express Scripts in October 2005, Priority filed a Form 15 terminating its filing obligations. This termination occurred before Priority was required to file its Quarterly Report on Form 10-Q for the period ending October 1, 2005. Express Scripts is voluntarily filing this amendment in order to update the previously filed financial information by providing financial information for Priority for the nine-month periods ending October 1, 2005 and October 2, 2004.
99.1	Item 1, Priority Healthcare Corporation. Financial Information for the periods ended October 1, 2005 and October 2, 2004, respectively.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)

By:	/s/ Edward Stiften

Edward Stiften
Sr. Vice President and Chief Financial Officer
Dated: January 16, 2007

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EXHIBITS
99.1	Item 1, Priority Healthcare Corporation Financial Information as of and for the periods ended October 1, 2005 and October 2, 2004, respectively.

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